Exhibit 10.1

[***]
indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission.

1st AMENDMENT TO THE SALES CONTRACT

Between the undersigned

LDR MEDICAL, a French company, with registered office located at 4, rue Gustave Eiffel, 10430 Rosières-près-Troyes, represented by Patrick RICHARD as Vice-President and Managing Director, hereinafter referred to as "LDR MEDICAL"
Party of the first part,
AND

CF PLASTIQUES, a French company, with registered office located at 43 Rue des Bruyères, 69330 Pusignan, represented by Frank LAUBE, as Chairman, hereinafter referred to as "CF PLASTIQUES"
Party of the second part,

RECITALS

a)
On May 29, 2012, LDR MEDICAL and CF PLASTIQUES signed a contract governing the terms and conditions of sale related to the object of the subcontracting contract signed by LDR MEDICAL and CF PLASTIQUES on March 23, 2011 (hereinafter the "Sales Contract").

b)	Today, with the Sales Contract set to expire on December 29, 2013, LDR MEDICAL and CF PLASTIQUES have mutually decided to meet together to discuss the renewal of the Sales Contract.

c)
The terms beginning with a capital letter even in the middle of a sentence that have not been defined in this amendment (hereinafter "the 1st Amendment") shall have the meaning given by LDR MEDICAL and CF PLASTIQUES in the Sales Contract.

BY THIS 1ST AMENDMENT THE FOLLOWING HAS BEEN AGREED UPON:

ARTICLE 1 -	TERM

LDR MEDICAL and CF PLASTIQUES expressly agree by this 1st Amendment that the Sales Contract shall be renewed for a term of forty-eight (48) months and two (2) days starting from December 29, 2013, and will consequently expire on December 31, 2017.

LDR MEDICAL and CF PLASTIQUES agree that any renewal shall be subject to a written agreement between the parties.

Each party shall be able to end the Sales Contract at its sole discretion without any requirement to provide justification. The Party that wishes to end the Sales Contract at its sole discretion without providing justification shall notify the other Party by registered letter with acknowledgement of receipt. This termination will take effect two hundred and seventy (270) days after its receipt by the other party.

1 of 25

ARTICLE 2 -	REMOVAL AND REPLACEMENT OF ARTICLE 8.2

Article 8.2 Schedule of LDR MEDICAL's forecasted needs is removed and replaced by the following:

"8.2 Schedule of LDR MEDICAL's forecasted needs:

A table representing all the quarterly needs of LDR MEDICAL over the year 2014 is attached in Appendix C of the 1st Amendment. It is agreed that the desired delivery dates may be changed by LDR MEDICAL depending on LDR MEDICAL's actual market needs analyzed at its discretion.

LDR MEDICAL and CF PLASTIQUES expressly agree that the quantities specified in Appendix B of the 1st Amendment may vary by more or less than twenty percent (+/- 20%) (hereinafter the "Order Change").

LDR MEDICAL plans to order the quantities specified in Appendix C of the 1st Amendment for the contractual year 2014 that starts on December 29, 2013 and ends on December 31, 2014 (or at the latest (3) months after the end of the contractual year 2014) from which LDR MEDICAL shall subtract the Order Change.

LDR MEDICAL shall provide to CF PLASTIQUES, during the last quarter of the contractual year in progress (hereinafter "N"), the LDR MEDICAL quarterly forecast of needs for the following contractual year (hereinafter "N+1"). LDR MEDICAL and CF PLASTIQUES agree that the LDR MEDICAL quarterly forecast of needs for N+1 shall be subject to the Order Change.

LDR MEDICAL and CF PLASTIQUES agree that (i) the 2014 contractual year shall begin on December 29, 2013, and shall end on December 31, 2014, and (ii) each following contractual year shall start on January 1 and end on the following December 31”.

ARTICLE 3 -	REMOVAL AND REPLACEMENT OF ARTICLE 8.4

Article 8.4 Prices of the Sales Contract is removed and replaced as follows:

"8.4 Prices:

The list of prices is shown in Appendix B of the 1st Amendment.

The prices are firm and applicable for the 2014 contractual year that shall begin on December 29, 2013, and end on December 31, 2014.

LDR MEDICAL and CF PLASTIQUES agree to meet together at least thirty (30) days before December 31, in order to discuss again the applicable prices for each subsequent contractual year. LDR MEDICAL and CF PLASTIQUES shall document their agreement on prices in the form of an amendment.

LDR MEDICAL and CF PLASTIQUES agree that (i) the 2014 contractual year shall begin on December 29, 2013, and end on December 31, 2014, and (ii) each following contractual year shall start on January 1 and end on the following December 31.

The prices shall be in Euros and not include taxes and are carriage and packaging paid".

ARTICLE 4 -	REMOVAL AND REPLACEMENT OF APPENDIX 1

Appendix A of the 1st Amendment cancels and replaces Appendix 1 of the Sales Contract.

2 of 25

ARTICLE 5 -	REMOVAL AND REPLACEMENT OF APPENDIX 2

Appendix B of the 1st Amendment cancels and replaces Appendix 2 of the Sales Contract.

ARTICLE 6 -	REMOVAL AND REPLACEMENT OF APPENDIX 3

Appendix C of the 1st Amendment cancels and replaces Appendix 3 of the Sales Contract.

ARTICLE 7 -	EFFECTIVE DATE

The 1st Amendment shall take effect on December 29, 2013.

ARTICLE 8 -	MISCELLANEOUS

In the case of a contradiction between the clauses of the 1st Amendment and the clauses of the Sales Contract, the terms of the 1st Amendment shall prevail over the clauses of the Sales Contract. Subject to the special provisions stipulated in the 1st Amendment, all provisions of the Sales Contract remain applicable.

Signed in two copies at Rosières-près-Troyes, as of November 29, 2013.

For CF PLASTIQUES	For LDR MEDICAL
Frank LAUBE	Patrick RICHARD
Chairman [signature]	Vice-President and Managing Director [signature]

3 of 25

APPENDIX A

[***]
(Version 2)

Subcontractor: CF PLASTIQUES

Document Approval
	Title Company	Name	Date (DD/MM/YY)	Signature
Drafted by:	Manager of Manufacturing LDR Médical	Eric Mansuy
Approved by:	Director of Logistics/Purchasing LDR Médical	Anne Lise Lacaille
Approved by:	Procurer LDR Médical	Fabien Mouillefarine
Approved by:	Chairman CF PLASTIQUES	Franck Laubé	29/11/13	[signature]
Approved by:	Chief Executive Officer CF PLASTIQUES	Cyrille Laubé	29/11/13	[signature]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4 of 25

CF PLASTIQUES shall manufacture the minimum quantity of cages corresponding to the quantity indicated on the orders issued by LDR Médical.

LDR shall send, with each order, [***].

When the quantities of cages received by LDR Médical are less than the quantities ordered, LDR Médical will invoice CF Plastiques for [***].

I.    [***]
The estimate of quantities sent takes into account the different machining parameters defined in agreement with CF PLASTIQUES.

1.	ROI-C, ROI-C Lordotic, MC+ and MC+ Open

The Roi-C and MC+ cages are [***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5 of 25

2.	ROI and ROI-T:

The Roi and Roi-T cages shall be [***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6 of 25

3.	Avenue L

[***].

II.    SUMMARY TABLES:
[***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

7 of 25

1.	ROI-C

ROI-C
Range	ID no.	[***]	[***]	[***]	[***]
ROI-C	MC1310P	[***]	[***]	[***]	[***]
ROI-C	MC1311P	[***]	[***]	[***]	[***]
ROI-C	MC1312P	[***]	[***]	[***]	[***]
ROI-C	MC1313P	[***]	[***]	[***]	[***]
ROI-C	MC1314P	[***]	[***]	[***]	[***]
ROI-C	MC1315P	[***]	[***]	[***]	[***]
ROI-C	MC1316P	[***]	[***]	[***]	[***]
ROI-C	MC1320P	[***]	[***]	[***]	[***]
ROI-C	MC1321P	[***]	[***]	[***]	[***]
ROI-C	MC1322P	[***]	[***]	[***]	[***]
ROI-C	MC1323P	[***]	[***]	[***]	[***]
ROI-C	MC1324P	[***]	[***]	[***]	[***]
ROI-C	MC1325P	[***]	[***]	[***]	[***]
ROI-C	MC1326P	[***]	[***]	[***]	[***]
ROI-C	MC1331P	[***]	[***]	[***]	[***]
ROI-C	MC1332P	[***]	[***]	[***]	[***]
ROI-C	MC1333P	[***]	[***]	[***]	[***]
ROI-C	MC1334P	[***]	[***]	[***]	[***]
ROI-C	MC1335P	[***]	[***]	[***]	[***]
ROI-C	MC1336P	[***]	[***]	[***]	[***]
ROI-C	MC1340P	[***]	[***]	[***]	[***]
ROI-C	MC1341P	[***]	[***]	[***]	[***]
ROI-C	MC1342P	[***]	[***]	[***]	[***]
ROI-C	MC1343P	[***]	[***]	[***]	[***]
ROI-C	MC1344P	[***]	[***]	[***]	[***]
ROI-C	MC1345P	[***]	[***]	[***]	[***]
ROI-C	MC1346P	[***]	[***]	[***]	[***]
ROI-C	MC1350P	[***]	[***]	[***]	[***]
ROI-C	MC1351P	[***]	[***]	[***]	[***]
ROI-C	MC1352P	[***]	[***]	[***]	[***]
ROI-C	MC1353P	[***]	[***]	[***]	[***]
ROI-C	MC1354P	[***]	[***]	[***]	[***]
ROI-C	MC1355P	[***]	[***]	[***]	[***]
ROI-C	MC1356P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8 of 25

2.	ROI-C Lordotic

ROI-C Lordotic
Range	ID no.	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1411P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1412P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1413P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1414P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1415P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1416P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1421P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1422P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1423P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1424P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1425P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1426P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1431P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1432P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1433P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1434P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1435P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1436P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1441P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1442P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1443P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1444P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1445P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1446P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1451P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1452P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1453P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1454P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1455P	[***]	[***]	[***]	[***]
ROI-C Lordosé	MC1456P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

9 of 25

3.	MC+ & MC+ Open

MC+ & MC+ Open
Range	ID no.	[***]	[***]	[***]	[***]
MC+ Ouvert	MC111P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC112P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC113P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC121P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC122P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC123P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC131P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC132P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC133P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC141P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC142P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC143P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC151P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC152P	[***]	[***]	[***]	[***]
MC+ Ouvert	MC153P	[***]	[***]	[***]	[***]
MC+	MC310P	[***]	[***]	[***]	[***]
MC+	MC311P	[***]	[***]	[***]	[***]
MC+	MC312P	[***]	[***]	[***]	[***]
MC+	MC313P	[***]	[***]	[***]	[***]
MC+	MC314P	[***]	[***]	[***]	[***]
MC+	MC315P	[***]	[***]	[***]	[***]
MC+	MC316P	[***]	[***]	[***]	[***]
MC+	MC320P	[***]	[***]	[***]	[***]
MC+	MC321P	[***]	[***]	[***]	[***]
MC+	MC322P	[***]	[***]	[***]	[***]
MC+	MC323P	[***]	[***]	[***]	[***]
MC+	MC324P	[***]	[***]	[***]	[***]
MC+	MC325P	[***]	[***]	[***]	[***]
MC+	MC326P	[***]	[***]	[***]	[***]
MC+	MC330P	[***]	[***]	[***]	[***]
MC+	MC331p	[***]	[***]	[***]	[***]
MC+	MC332P	[***]	[***]	[***]	[***]
MC+	MC333P	[***]	[***]	[***]	[***]
MC+	MC334P	[***]	[***]	[***]	[***]
MC+	MC335P	[***]	[***]	[***]	[***]
MC+	MC336P	[***]	[***]	[***]	[***]
MC+	MC340P	[***]	[***]	[***]	[***]
MC+	MC341P	[***]	[***]	[***]	[***]
MC+	MC342P	[***]	[***]	[***]	[***]
MC+	MC343P	[***]	[***]	[***]	[***]
MC+	MC344P	[***]	[***]	[***]	[***]
MC+	MC345P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10 of 25

MC+	MC346P	[***]	[***]	[***]	[***]
MC+	MC350P	[***]	[***]	[***]	[***]
MC+	MC351P	[***]	[***]	[***]	[***]
MC+	MC352P	[***]	[***]	[***]	[***]
MC+	MC353P	[***]	[***]	[***]	[***]
MC+	MC354P	[***]	[***]	[***]	[***]
MC+	MC355P	[***]	[***]	[***]	[***]
MC+	MC356P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

11 of 25

4.	ROI

ROI
Range	ID no.	[***]	[***]	[***]	[***]
ROI	IR102P	[***]	[***]	[***]	[***]
ROI	IR103P	[***]	[***]	[***]	[***]
ROI	IR104P	[***]	[***]	[***]	[***]
ROI	IR105P	[***]	[***]	[***]	[***]
ROI	IR106P	[***]	[***]	[***]	[***]
ROI	IR107P	[***]	[***]	[***]	[***]
ROI	IR108P	[***]	[***]	[***]	[***]
ROI	IR112P	[***]	[***]	[***]	[***]
ROI	IR113P	[***]	[***]	[***]	[***]
ROI	IR114P	[***]	[***]	[***]	[***]
ROI	IR115P	[***]	[***]	[***]	[***]
ROI	IR116P	[***]	[***]	[***]	[***]
ROI	IR117P	[***]	[***]	[***]	[***]
ROI	IR118P	[***]	[***]	[***]	[***]
ROI	IR122P	[***]	[***]	[***]	[***]
ROI	IR123P	[***]	[***]	[***]	[***]
ROI	IR124P	[***]	[***]	[***]	[***]
ROI	IR125P	[***]	[***]	[***]	[***]
ROI	IR126P	[***]	[***]	[***]	[***]
ROI	IR127P	[***]	[***]	[***]	[***]
ROI	IR502P	[***]	[***]	[***]	[***]
ROI	IR503P	[***]	[***]	[***]	[***]
ROI	IR504P	[***]	[***]	[***]	[***]
ROI	IR505P	[***]	[***]	[***]	[***]
ROI	IR506P	[***]	[***]	[***]	[***]
ROI	IR507P	[***]	[***]	[***]	[***]
ROI	IR508P	[***]	[***]	[***]	[***]
ROI	IR512P	[***]	[***]	[***]	[***]
ROI	IR513P	[***]	[***]	[***]	[***]
ROI	IR514P	[***]	[***]	[***]	[***]
ROI	IR515P	[***]	[***]	[***]	[***]
ROI	IR516P	[***]	[***]	[***]	[***]
ROI	IR517P	[***]	[***]	[***]	[***]
ROI	IR518P	[***]	[***]	[***]	[***]
ROI	IR522P	[***]	[***]	[***]	[***]
ROI	IR523P	[***]	[***]	[***]	[***]
ROI	IR524P	[***]	[***]	[***]	[***]
ROI	IR525P	[***]	[***]	[***]	[***]
ROI	IR526P	[***]	[***]	[***]	[***]
ROI	IR527P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

12 of 25

5.	ROI-T

ROI-T
Range	ID no.	[***]	[***]	[***]	[***]
ROI-T	IR3612P	[***]	[***]	[***]	[***]
ROI-T	IR3613P	[***]	[***]	[***]	[***]
ROI-T	IR3614P	[***]	[***]	[***]	[***]
ROI-T	IR3615P	[***]	[***]	[***]	[***]
ROI-T	IR3616P	[***]	[***]	[***]	[***]
ROI-T	IR3617P	[***]	[***]	[***]	[***]
ROI-T	IR3618P	[***]	[***]	[***]	[***]
ROI-T	IR3619P	[***]	[***]	[***]	[***]
ROI-T	IR3620P	[***]	[***]	[***]	[***]
ROI-T	IR3642P	[***]	[***]	[***]	[***]
ROI-T	IR3643P	[***]	[***]	[***]	[***]
ROI-T	IR3644P	[***]	[***]	[***]	[***]
ROI-T	IR3645P	[***]	[***]	[***]	[***]
ROI-T	IR3646P	[***]	[***]	[***]	[***]
ROI-T	IR3647P	[***]	[***]	[***]	[***]
ROI-T	IR3648P	[***]	[***]	[***]	[***]
ROI-T	IR3649P	[***]	[***]	[***]	[***]
ROI-T	IR3650P	[***]	[***]	[***]	[***]
ROI-T	IR3672P	[***]	[***]	[***]	[***]
ROI-T	IR3673P	[***]	[***]	[***]	[***]
ROI-T	IR3674P	[***]	[***]	[***]	[***]
ROI-T	IR3675P	[***]	[***]	[***]	[***]
ROI-T	IR3676P	[***]	[***]	[***]	[***]
ROI-T	IR3677P	[***]	[***]	[***]	[***]
ROI-T	IR3678P	[***]	[***]	[***]	[***]
ROI-T	IR3679P	[***]	[***]	[***]	[***]
ROI-T	IR3680P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13 of 25

6.	Avenue L

AVENUE-L
Range	ID no.	[***]	[***]	[***]	[***]
Avenue-L	IR10110P	[***]	[***]	[***]	[***]
Avenue-L	IR10112P	[***]	[***]	[***]	[***]
Avenue-L	IR10114P	[***]	[***]	[***]	[***]
Avenue-L	IR10116P	[***]	[***]	[***]	[***]
Avenue-L	IR10130P	[***]	[***]	[***]	[***]
Avenue-L	IR10132P	[***]	[***]	[***]	[***]
Avenue-L	IR10134P	[***]	[***]	[***]	[***]
Avenue-L	IR10136P	[***]	[***]	[***]	[***]
Avenue-L	IR10150P	[***]	[***]	[***]	[***]
Avenue-L	IR10152P	[***]	[***]	[***]	[***]
Avenue-L	IR10154P	[***]	[***]	[***]	[***]
Avenue-L	IR10156P	[***]	[***]	[***]	[***]
Avenue-L	IR10171P	[***]	[***]	[***]	[***]
Avenue-L	IR10172P	[***]	[***]	[***]	[***]
Avenue-L	IR10174P	[***]	[***]	[***]	[***]
Avenue-L	IR10176P	[***]	[***]	[***]	[***]
Avenue-L	IR10210P	[***]	[***]	[***]	[***]
Avenue-L	IR10212P	[***]	[***]	[***]	[***]
Avenue-L	IR10214P	[***]	[***]	[***]	[***]
Avenue-L	IR10216P	[***]	[***]	[***]	[***]
Avenue-L	IR10230P	[***]	[***]	[***]	[***]
Avenue-L	IR10232P	[***]	[***]	[***]	[***]
Avenue-L	IR10234P	[***]	[***]	[***]	[***]
Avenue-L	IR10236P	[***]	[***]	[***]	[***]
Avenue-L	IR10250P	[***]	[***]	[***]	[***]
Avenue-L	IR10252P	[***]	[***]	[***]	[***]
Avenue-L	IR10254P	[***]	[***]	[***]	[***]
Avenue-L	IR10256P	[***]	[***]	[***]	[***]
Avenue-L	IR10271P	[***]	[***]	[***]	[***]
Avenue-L	IR10272P	[***]	[***]	[***]	[***]
Avenue-L	IR10274P	[***]	[***]	[***]	[***]
Avenue-L	IR10276P	[***]	[***]	[***]	[***]
Avenue-L	IR10310P	[***]	[***]	[***]	[***]
Avenue-L	IR10312P	[***]	[***]	[***]	[***]
Avenue-L	IR10314P	[***]	[***]	[***]	[***]
Avenue-L	IR10316P	[***]	[***]	[***]	[***]
Avenue-L	IR10330P	[***]	[***]	[***]	[***]
Avenue-L	IR10332P	[***]	[***]	[***]	[***]
Avenue-L	IR10334P	[***]	[***]	[***]	[***]
Avenue-L	IR10336P	[***]	[***]	[***]	[***]
Avenue-L	IR10350P	[***]	[***]	[***]	[***]
Avenue-L	IR10352P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14 of 25

Avenue-L	IR10354P	[***]	[***]	[***]	[***]
Avenue-L	IR10356P	[***]	[***]	[***]	[***]
Avenue-L	IR10371P	[***]	[***]	[***]	[***]
Avenue-L	IR10372P	[***]	[***]	[***]	[***]
Avenue-L	IR10374P	[***]	[***]	[***]	[***]
Avenue-L	IR10376P	[***]	[***]	[***]	[***]
Avenue-L	IR10410P	[***]	[***]	[***]	[***]
Avenue-L	IR10412P	[***]	[***]	[***]	[***]
Avenue-L	IR10414P	[***]	[***]	[***]	[***]
Avenue-L	IR10416P	[***]	[***]	[***]	[***]
Avenue-L	IR10430P	[***]	[***]	[***]	[***]
Avenue-L	IR10432P	[***]	[***]	[***]	[***]
Avenue-L	IR10434P	[***]	[***]	[***]	[***]
Avenue-L	IR10436P	[***]	[***]	[***]	[***]
Avenue-L	IR10450P	[***]	[***]	[***]	[***]
Avenue-L	IR10452P	[***]	[***]	[***]	[***]
Avenue-L	IR10454P	[***]	[***]	[***]	[***]
Avenue-L	IR10456P	[***]	[***]	[***]	[***]
Avenue-L	IR10471P	[***]	[***]	[***]	[***]
Avenue-L	IR10472P	[***]	[***]	[***]	[***]
Avenue-L	IR10474P	[***]	[***]	[***]	[***]
Avenue-L	IR10476P	[***]	[***]	[***]	[***]
Avenue-L	IR10510P	[***]	[***]	[***]	[***]
Avenue-L	IR10512P	[***]	[***]	[***]	[***]
Avenue-L	IR10514P	[***]	[***]	[***]	[***]
Avenue-L	IR10516P	[***]	[***]	[***]	[***]
Avenue-L	IR10530P	[***]	[***]	[***]	[***]
Avenue-L	IR10532P	[***]	[***]	[***]	[***]
Avenue-L	IR10534P	[***]	[***]	[***]	[***]
Avenue-L	IR10536P	[***]	[***]	[***]	[***]
Avenue-L	IR10550P	[***]	[***]	[***]	[***]
Avenue-L	IR10552P	[***]	[***]	[***]	[***]
Avenue-L	IR10554P	[***]	[***]	[***]	[***]
Avenue-L	IR10556P	[***]	[***]	[***]	[***]
Avenue-L	IR10571P	[***]	[***]	[***]	[***]
Avenue-L	IR10572P	[***]	[***]	[***]	[***]
Avenue-L	IR10574P	[***]	[***]	[***]	[***]
Avenue-L	IR10576P	[***]	[***]	[***]	[***]
Avenue-L	IR10610P	[***]	[***]	[***]	[***]
Avenue-L	IR10612P	[***]	[***]	[***]	[***]
Avenue-L	IR10614P	[***]	[***]	[***]	[***]
Avenue-L	IR10616P	[***]	[***]	[***]	[***]
Avenue-L	IR10630P	[***]	[***]	[***]	[***]
Avenue-L	IR10632P	[***]	[***]	[***]	[***]
Avenue-L	IR10634P	[***]	[***]	[***]	[***]
Avenue-L	IR10636P	[***]	[***]	[***]	[***]
Avenue-L	IR10650P	[***]	[***]	[***]	[***]
Avenue-L	IR10652P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

15 of 25

Avenue-L	IR10654P	[***]	[***]	[***]	[***]
Avenue-L	IR10656P	[***]	[***]	[***]	[***]
Avenue-L	IR10671P	[***]	[***]	[***]	[***]
Avenue-L	IR10672P	[***]	[***]	[***]	[***]
Avenue-L	IR10674P	[***]	[***]	[***]	[***]
Avenue-L	IR10676P	[***]	[***]	[***]	[***]
Avenue-L	IR6108P	[***]	[***]	[***]	[***]
Avenue-L	IR6110P	[***]	[***]	[***]	[***]
Avenue-L	IR6112P	[***]	[***]	[***]	[***]
Avenue-L	IR6114P	[***]	[***]	[***]	[***]
Avenue-L	IR6116P	[***]	[***]	[***]	[***]
Avenue-L	IR6128P	[***]	[***]	[***]	[***]
Avenue-L	IR6130P	[***]	[***]	[***]	[***]
Avenue-L	IR6132P	[***]	[***]	[***]	[***]
Avenue-L	IR6134P	[***]	[***]	[***]	[***]
Avenue-L	IR6136P	[***]	[***]	[***]	[***]
Avenue-L	IR6148P	[***]	[***]	[***]	[***]
Avenue-L	IR6150P	[***]	[***]	[***]	[***]
Avenue-L	IR6152P	[***]	[***]	[***]	[***]
Avenue-L	IR6154P	[***]	[***]	[***]	[***]
Avenue-L	IR6156P	[***]	[***]	[***]	[***]
Avenue-L	IR6168P	[***]	[***]	[***]	[***]
Avenue-L	IR6170P	[***]	[***]	[***]	[***]
Avenue-L	IR6172P	[***]	[***]	[***]	[***]
Avenue-L	IR6174P	[***]	[***]	[***]	[***]
Avenue-L	IR6176P	[***]	[***]	[***]	[***]
Avenue-L	IR6208P	[***]	[***]	[***]	[***]
Avenue-L	IR6210P	[***]	[***]	[***]	[***]
Avenue-L	IR6212P	[***]	[***]	[***]	[***]
Avenue-L	IR6214P	[***]	[***]	[***]	[***]
Avenue-L	IR6216P	[***]	[***]	[***]	[***]
Avenue-L	IR6228P	[***]	[***]	[***]	[***]
Avenue-L	IR6230P	[***]	[***]	[***]	[***]
Avenue-L	IR6232P	[***]	[***]	[***]	[***]
Avenue-L	IR6234P	[***]	[***]	[***]	[***]
Avenue-L	IR6236P	[***]	[***]	[***]	[***]
Avenue-L	IR6248P	[***]	[***]	[***]	[***]
Avenue-L	IR6250P	[***]	[***]	[***]	[***]
Avenue-L	IR6252P	[***]	[***]	[***]	[***]
Avenue-L	IR6254P	[***]	[***]	[***]	[***]
Avenue-L	IR6256P	[***]	[***]	[***]	[***]
Avenue-L	IR6268P	[***]	[***]	[***]	[***]
Avenue-L	IR6270P	[***]	[***]	[***]	[***]
Avenue-L	IR6272P	[***]	[***]	[***]	[***]
Avenue-L	IR6274P	[***]	[***]	[***]	[***]
Avenue-L	IR6276P	[***]	[***]	[***]	[***]
Avenue-L	IR6308P	[***]	[***]	[***]	[***]
Avenue-L	IR6310P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

16 of 25

Avenue-L	IR6312P	[***]	[***]	[***]	[***]
Avenue-L	IR6314P	[***]	[***]	[***]	[***]
Avenue-L	IR6316P	[***]	[***]	[***]	[***]
Avenue-L	IR6328P	[***]	[***]	[***]	[***]
Avenue-L	IR6330P	[***]	[***]	[***]	[***]
Avenue-L	IR6332P	[***]	[***]	[***]	[***]
Avenue-L	IR6334P	[***]	[***]	[***]	[***]
Avenue-L	IR6336P	[***]	[***]	[***]	[***]
Avenue-L	IR6348P	[***]	[***]	[***]	[***]
Avenue-L	IR6350P	[***]	[***]	[***]	[***]
Avenue-L	IR6352P	[***]	[***]	[***]	[***]
Avenue-L	IR6354P	[***]	[***]	[***]	[***]
Avenue-L	IR6356P	[***]	[***]	[***]	[***]
Avenue-L	IR6368P	[***]	[***]	[***]	[***]
Avenue-L	IR6370P	[***]	[***]	[***]	[***]
Avenue-L	IR6372P	[***]	[***]	[***]	[***]
Avenue-L	IR6374P	[***]	[***]	[***]	[***]
Avenue-L	IR6376P	[***]	[***]	[***]	[***]
Avenue-L	IR6408P	[***]	[***]	[***]	[***]
Avenue-L	IR6410P	[***]	[***]	[***]	[***]
Avenue-L	IR6412P	[***]	[***]	[***]	[***]
Avenue-L	IR6414P	[***]	[***]	[***]	[***]
Avenue-L	IR6416P	[***]	[***]	[***]	[***]
Avenue-L	IR6428P	[***]	[***]	[***]	[***]
Avenue-L	IR6430P	[***]	[***]	[***]	[***]
Avenue-L	IR6432P	[***]	[***]	[***]	[***]
Avenue-L	IR6434P	[***]	[***]	[***]	[***]
Avenue-L	IR6436P	[***]	[***]	[***]	[***]
Avenue-L	IR6448P	[***]	[***]	[***]	[***]
Avenue-L	IR6450P	[***]	[***]	[***]	[***]
Avenue-L	IR6452P	[***]	[***]	[***]	[***]
Avenue-L	IR6454P	[***]	[***]	[***]	[***]
Avenue-L	IR6456P	[***]	[***]	[***]	[***]
Avenue-L	IR6468P	[***]	[***]	[***]	[***]
Avenue-L	IR6470P	[***]	[***]	[***]	[***]
Avenue-L	IR6472P	[***]	[***]	[***]	[***]
Avenue-L	IR6474P	[***]	[***]	[***]	[***]
Avenue-L	IR6476P	[***]	[***]	[***]	[***]
Avenue-L	IR6508P	[***]	[***]	[***]	[***]
Avenue-L	IR6510P	[***]	[***]	[***]	[***]
Avenue-L	IR6512P	[***]	[***]	[***]	[***]
Avenue-L	IR6514P	[***]	[***]	[***]	[***]
Avenue-L	IR6516P	[***]	[***]	[***]	[***]
Avenue-L	IR6528P	[***]	[***]	[***]	[***]
Avenue-L	IR6530P	[***]	[***]	[***]	[***]
Avenue-L	IR6532P	[***]	[***]	[***]	[***]
Avenue-L	IR6534P	[***]	[***]	[***]	[***]
Avenue-L	IR6536P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

17 of 25

Avenue-L	IR6548P	[***]	[***]	[***]	[***]
Avenue-L	IR6550P	[***]	[***]	[***]	[***]
Avenue-L	IR6552P	[***]	[***]	[***]	[***]
Avenue-L	IR6554P	[***]	[***]	[***]	[***]
Avenue-L	IR6556P	[***]	[***]	[***]	[***]
Avenue-L	IR6568P	[***]	[***]	[***]	[***]
Avenue-L	IR6570P	[***]	[***]	[***]	[***]
Avenue-L	IR6572P	[***]	[***]	[***]	[***]
Avenue-L	IR6574P	[***]	[***]	[***]	[***]
Avenue-L	IR6576P	[***]	[***]	[***]	[***]
Avenue-L	IR6608P	[***]	[***]	[***]	[***]
Avenue-L	IR6610P	[***]	[***]	[***]	[***]
Avenue-L	IR6612P	[***]	[***]	[***]	[***]
Avenue-L	IR6614P	[***]	[***]	[***]	[***]
Avenue-L	IR6616P	[***]	[***]	[***]	[***]
Avenue-L	IR6628P	[***]	[***]	[***]	[***]
Avenue-L	IR6630P	[***]	[***]	[***]	[***]
Avenue-L	IR6632P	[***]	[***]	[***]	[***]
Avenue-L	IR6634P	[***]	[***]	[***]	[***]
Avenue-L	IR6636P	[***]	[***]	[***]	[***]
Avenue-L	IR6648P	[***]	[***]	[***]	[***]
Avenue-L	IR6650P	[***]	[***]	[***]	[***]
Avenue-L	IR6652P	[***]	[***]	[***]	[***]
Avenue-L	IR6654P	[***]	[***]	[***]	[***]
Avenue-L	IR6656P	[***]	[***]	[***]	[***]
Avenue-L	IR6668P	[***]	[***]	[***]	[***]
Avenue-L	IR6670P	[***]	[***]	[***]	[***]
Avenue-L	IR6672P	[***]	[***]	[***]	[***]
Avenue-L	IR6674P	[***]	[***]	[***]	[***]
Avenue-L	IR6676P	[***]	[***]	[***]	[***]
Avenue-L	IR6708P	[***]	[***]	[***]	[***]
Avenue-L	IR6710P	[***]	[***]	[***]	[***]
Avenue-L	IR6712P	[***]	[***]	[***]	[***]
Avenue-L	IR6714P	[***]	[***]	[***]	[***]
Avenue-L	IR6716P	[***]	[***]	[***]	[***]
Avenue-L	IR6728P	[***]	[***]	[***]	[***]
Avenue-L	IR6730P	[***]	[***]	[***]	[***]
Avenue-L	IR6732P	[***]	[***]	[***]	[***]
Avenue-L	IR6734P	[***]	[***]	[***]	[***]
Avenue-L	IR6736P	[***]	[***]	[***]	[***]
Avenue-L	IR6748P	[***]	[***]	[***]	[***]
Avenue-L	IR6750P	[***]	[***]	[***]	[***]
Avenue-L	IR6752P	[***]	[***]	[***]	[***]
Avenue-L	IR6754P	[***]	[***]	[***]	[***]
Avenue-L	IR6756P	[***]	[***]	[***]	[***]
Avenue-L	IR6771P	[***]	[***]	[***]	[***]
Avenue-L	IR6772P	[***]	[***]	[***]	[***]
Avenue-L	IR6774P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

18 of 25

Avenue-L	IR6776P	[***]	[***]	[***]	[***]
Avenue-L	IR6808P	[***]	[***]	[***]	[***]
Avenue-L	IR6810P	[***]	[***]	[***]	[***]
Avenue-L	IR6812P	[***]	[***]	[***]	[***]
Avenue-L	IR6814P	[***]	[***]	[***]	[***]
Avenue-L	IR6816P	[***]	[***]	[***]	[***]
Avenue-L	IR6828P	[***]	[***]	[***]	[***]
Avenue-L	IR6830P	[***]	[***]	[***]	[***]
Avenue-L	IR6832P	[***]	[***]	[***]	[***]
Avenue-L	IR6834P	[***]	[***]	[***]	[***]
Avenue-L	IR6836P	[***]	[***]	[***]	[***]
Avenue-L	IR6848P	[***]	[***]	[***]	[***]
Avenue-L	IR6850P	[***]	[***]	[***]	[***]
Avenue-L	IR6852P	[***]	[***]	[***]	[***]
Avenue-L	IR6854P	[***]	[***]	[***]	[***]
Avenue-L	IR6856P	[***]	[***]	[***]	[***]
Avenue-L	IR6871P	[***]	[***]	[***]	[***]
Avenue-L	IR6872P	[***]	[***]	[***]	[***]
Avenue-L	IR6874P	[***]	[***]	[***]	[***]
Avenue-L	IR6876P	[***]	[***]	[***]	[***]
Avenue-L	IR6908P	[***]	[***]	[***]	[***]
Avenue-L	IR6910P	[***]	[***]	[***]	[***]
Avenue-L	IR6912P	[***]	[***]	[***]	[***]
Avenue-L	IR6914P	[***]	[***]	[***]	[***]
Avenue-L	IR6916P	[***]	[***]	[***]	[***]
Avenue-L	IR6928P	[***]	[***]	[***]	[***]
Avenue-L	IR6930P	[***]	[***]	[***]	[***]
Avenue-L	IR6932P	[***]	[***]	[***]	[***]
Avenue-L	IR6934P	[***]	[***]	[***]	[***]
Avenue-L	IR6936P	[***]	[***]	[***]	[***]
Avenue-L	IR6948P	[***]	[***]	[***]	[***]
Avenue-L	IR6950P	[***]	[***]	[***]	[***]
Avenue-L	IR6952P	[***]	[***]	[***]	[***]
Avenue-L	IR6954P	[***]	[***]	[***]	[***]
Avenue-L	IR6956P	[***]	[***]	[***]	[***]
Avenue-L	IR6971P	[***]	[***]	[***]	[***]
Avenue-L	IR6972P	[***]	[***]	[***]	[***]
Avenue-L	IR6974P	[***]	[***]	[***]	[***]
Avenue-L	IR6976P	[***]	[***]	[***]	[***]
Avenue-L	IR7008P	[***]	[***]	[***]	[***]
Avenue-L	IR7010P	[***]	[***]	[***]	[***]
Avenue-L	IR7012P	[***]	[***]	[***]	[***]
Avenue-L	IR7014P	[***]	[***]	[***]	[***]
Avenue-L	IR7016P	[***]	[***]	[***]	[***]
Avenue-L	IR7028P	[***]	[***]	[***]	[***]
Avenue-L	IR7030P	[***]	[***]	[***]	[***]
Avenue-L	IR7032P	[***]	[***]	[***]	[***]
Avenue-L	IR7034P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

19 of 25

Avenue-L	IR7036P	[***]	[***]	[***]	[***]
Avenue-L	IR7048P	[***]	[***]	[***]	[***]
Avenue-L	IR7050P	[***]	[***]	[***]	[***]
Avenue-L	IR7052P	[***]	[***]	[***]	[***]
Avenue-L	IR7054P	[***]	[***]	[***]	[***]
Avenue-L	IR7056P	[***]	[***]	[***]	[***]
Avenue-L	IR7071P	[***]	[***]	[***]	[***]
Avenue-L	IR7072P	[***]	[***]	[***]	[***]
Avenue-L	IR7074P	[***]	[***]	[***]	[***]
Avenue-L	IR7076P	[***]	[***]	[***]	[***]
Avenue-L	IR7108P	[***]	[***]	[***]	[***]
Avenue-L	IR7110P	[***]	[***]	[***]	[***]
Avenue-L	IR7112P	[***]	[***]	[***]	[***]
Avenue-L	IR7114P	[***]	[***]	[***]	[***]
Avenue-L	IR7116P	[***]	[***]	[***]	[***]
Avenue-L	IR7128P	[***]	[***]	[***]	[***]
Avenue-L	IR7130P	[***]	[***]	[***]	[***]
Avenue-L	IR7132P	[***]	[***]	[***]	[***]
Avenue-L	IR7134P	[***]	[***]	[***]	[***]
Avenue-L	IR7136P	[***]	[***]	[***]	[***]
Avenue-L	IR7148P	[***]	[***]	[***]	[***]
Avenue-L	IR7150P	[***]	[***]	[***]	[***]
Avenue-L	IR7152P	[***]	[***]	[***]	[***]
Avenue-L	IR7154P	[***]	[***]	[***]	[***]
Avenue-L	IR7156P	[***]	[***]	[***]	[***]
Avenue-L	IR7171P	[***]	[***]	[***]	[***]
Avenue-L	IR7172P	[***]	[***]	[***]	[***]
Avenue-L	IR7174P	[***]	[***]	[***]	[***]
Avenue-L	IR7176P	[***]	[***]	[***]	[***]
Avenue-L	IR7208P	[***]	[***]	[***]	[***]
Avenue-L	IR7210P	[***]	[***]	[***]	[***]
Avenue-L	IR7212P	[***]	[***]	[***]	[***]
Avenue-L	IR7214P	[***]	[***]	[***]	[***]
Avenue-L	IR7216P	[***]	[***]	[***]	[***]
Avenue-L	IR7228P	[***]	[***]	[***]	[***]
Avenue-L	IR7230P	[***]	[***]	[***]	[***]
Avenue-L	IR7232P	[***]	[***]	[***]	[***]
Avenue-L	IR7234P	[***]	[***]	[***]	[***]
Avenue-L	IR7236P	[***]	[***]	[***]	[***]
Avenue-L	IR7248P	[***]	[***]	[***]	[***]
Avenue-L	IR7250P	[***]	[***]	[***]	[***]
Avenue-L	IR7252P	[***]	[***]	[***]	[***]
Avenue-L	IR7254P	[***]	[***]	[***]	[***]
Avenue-L	IR7256P	[***]	[***]	[***]	[***]
Avenue-L	IR7271P	[***]	[***]	[***]	[***]
Avenue-L	IR7272P	[***]	[***]	[***]	[***]
Avenue-L	IR7274P	[***]	[***]	[***]	[***]
Avenue-L	IR7276P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

20 of 25

Avenue-L	IR7310P	[***]	[***]	[***]	[***]
Avenue-L	IR7312P	[***]	[***]	[***]	[***]
Avenue-L	IR7314P	[***]	[***]	[***]	[***]
Avenue-L	IR7316P	[***]	[***]	[***]	[***]
Avenue-L	IR7330P	[***]	[***]	[***]	[***]
Avenue-L	IR7332P	[***]	[***]	[***]	[***]
Avenue-L	IR7334P	[***]	[***]	[***]	[***]
Avenue-L	IR7336P	[***]	[***]	[***]	[***]
Avenue-L	IR7350P	[***]	[***]	[***]	[***]
Avenue-L	IR7352P	[***]	[***]	[***]	[***]
Avenue-L	IR7354P	[***]	[***]	[***]	[***]
Avenue-L	IR7356P	[***]	[***]	[***]	[***]
Avenue-L	IR7370P	[***]	[***]	[***]	[***]
Avenue-L	IR7372P	[***]	[***]	[***]	[***]
Avenue-L	IR7374P	[***]	[***]	[***]	[***]
Avenue-L	IR7376P	[***]	[***]	[***]	[***]
Avenue-L	IR7410P	[***]	[***]	[***]	[***]
Avenue-L	IR7412P	[***]	[***]	[***]	[***]
Avenue-L	IR7414P	[***]	[***]	[***]	[***]
Avenue-L	IR7416P	[***]	[***]	[***]	[***]
Avenue-L	IR7430P	[***]	[***]	[***]	[***]
Avenue-L	IR7432P	[***]	[***]	[***]	[***]
Avenue-L	IR7434P	[***]	[***]	[***]	[***]
Avenue-L	IR7436P	[***]	[***]	[***]	[***]
Avenue-L	IR7450P	[***]	[***]	[***]	[***]
Avenue-L	IR7452P	[***]	[***]	[***]	[***]
Avenue-L	IR7454P	[***]	[***]	[***]	[***]
Avenue-L	IR7456P	[***]	[***]	[***]	[***]
Avenue-L	IR7470P	[***]	[***]	[***]	[***]
Avenue-L	IR7472P	[***]	[***]	[***]	[***]
Avenue-L	IR7474P	[***]	[***]	[***]	[***]
Avenue-L	IR7476P	[***]	[***]	[***]	[***]
Avenue-L	IR7510P	[***]	[***]	[***]	[***]
Avenue-L	IR7512P	[***]	[***]	[***]	[***]
Avenue-L	IR7514P	[***]	[***]	[***]	[***]
Avenue-L	IR7516P	[***]	[***]	[***]	[***]
Avenue-L	IR7530P	[***]	[***]	[***]	[***]
Avenue-L	IR7532P	[***]	[***]	[***]	[***]
Avenue-L	IR7534P	[***]	[***]	[***]	[***]
Avenue-L	IR7536P	[***]	[***]	[***]	[***]
Avenue-L	IR7550P	[***]	[***]	[***]	[***]
Avenue-L	IR7552P	[***]	[***]	[***]	[***]
Avenue-L	IR7554P	[***]	[***]	[***]	[***]
Avenue-L	IR7556P	[***]	[***]	[***]	[***]
Avenue-L	IR7570P	[***]	[***]	[***]	[***]
Avenue-L	IR7572P	[***]	[***]	[***]	[***]
Avenue-L	IR7574P	[***]	[***]	[***]	[***]
Avenue-L	IR7576P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

21 of 25

Avenue-L	IR7610P	[***]	[***]	[***]	[***]
Avenue-L	IR7612P	[***]	[***]	[***]	[***]
Avenue-L	IR7614P	[***]	[***]	[***]	[***]
Avenue-L	IR7616P	[***]	[***]	[***]	[***]
Avenue-L	IR7630P	[***]	[***]	[***]	[***]
Avenue-L	IR7632P	[***]	[***]	[***]	[***]
Avenue-L	IR7634P	[***]	[***]	[***]	[***]
Avenue-L	IR7636P	[***]	[***]	[***]	[***]
Avenue-L	IR7650P	[***]	[***]	[***]	[***]
Avenue-L	IR7652P	[***]	[***]	[***]	[***]
Avenue-L	IR7654P	[***]	[***]	[***]	[***]
Avenue-L	IR7656P	[***]	[***]	[***]	[***]
Avenue-L	IR7670P	[***]	[***]	[***]	[***]
Avenue-L	IR7672P	[***]	[***]	[***]	[***]
Avenue-L	IR7674P	[***]	[***]	[***]	[***]
Avenue-L	IR7676P	[***]	[***]	[***]	[***]
Avenue-L	IR7710P	[***]	[***]	[***]	[***]
Avenue-L	IR7712P	[***]	[***]	[***]	[***]
Avenue-L	IR7714P	[***]	[***]	[***]	[***]
Avenue-L	IR7716P	[***]	[***]	[***]	[***]
Avenue-L	IR7730P	[***]	[***]	[***]	[***]
Avenue-L	IR7732P	[***]	[***]	[***]	[***]
Avenue-L	IR7734P	[***]	[***]	[***]	[***]
Avenue-L	IR7736P	[***]	[***]	[***]	[***]
Avenue-L	IR7750P	[***]	[***]	[***]	[***]
Avenue-L	IR7752P	[***]	[***]	[***]	[***]
Avenue-L	IR7754P	[***]	[***]	[***]	[***]
Avenue-L	IR7756P	[***]	[***]	[***]	[***]
Avenue-L	IR7770P	[***]	[***]	[***]	[***]
Avenue-L	IR7772P	[***]	[***]	[***]	[***]
Avenue-L	IR7774P	[***]	[***]	[***]	[***]
Avenue-L	IR7776P	[***]	[***]	[***]	[***]
Avenue-L	IR7810P	[***]	[***]	[***]	[***]
Avenue-L	IR7812P	[***]	[***]	[***]	[***]
Avenue-L	IR7814P	[***]	[***]	[***]	[***]
Avenue-L	IR7816P	[***]	[***]	[***]	[***]
Avenue-L	IR7830P	[***]	[***]	[***]	[***]
Avenue-L	IR7832P	[***]	[***]	[***]	[***]
Avenue-L	IR7834P	[***]	[***]	[***]	[***]
Avenue-L	IR7836P	[***]	[***]	[***]	[***]
Avenue-L	IR7850P	[***]	[***]	[***]	[***]
Avenue-L	IR7852P	[***]	[***]	[***]	[***]
Avenue-L	IR7854P	[***]	[***]	[***]	[***]
Avenue-L	IR7856P	[***]	[***]	[***]	[***]
Avenue-L	IR7870P	[***]	[***]	[***]	[***]
Avenue-L	IR7872P	[***]	[***]	[***]	[***]
Avenue-L	IR7874P	[***]	[***]	[***]	[***]
Avenue-L	IR7876P	[***]	[***]	[***]	[***]

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

22 of 25

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

23 of 25

APPENDIX B

PRODUCTS AND RATES

PRODUCT	2014 CONTRACTUAL YEAR RATE (EXCL. TAX)
Avenue L cages	€[***]/piece
ROI-C cages	€[***]/piece
ROI-C Lordotic cages	€[***]/piece
ROI-C bi pack cages	€[***]/piece
MC+ closed cages	€[***]/piece
MC+ bi pack cages	€[***]/piece
MC+ open cages	€[***]/piece
ROI-T cages	€[***]/piece

An end-of-year refund will be made at the end of 2014 in accordance with the following conditions:

•	[***]% of sales for total sales over the 2014 contractual year greater than €[***] and less than €[***].

•	[***]% of sales made in excess of —.

2014 contractual year: from December 29, 2013 to December 31, 2014

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

24 of 25

APPENDIX C

FORECAST OF PURCHASES FOR THE 2014 CONTRACTUAL YEAR

PRODUCT	QUANTITY FORECAST FOR THE 2014 CONTRACTUAL YEAR
Avenue L cages	[***]
ROI-C anatomical cages	[***]
ROI-C Lordotic cages	[***]
MC+ cages	[***]
ROI-T cages	[***]

2014 contractual year: from December 29, 2013 to December 31, 2014

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

25 of 25